                     NABORS INDUSTRIES LTD. AND SUBSIDIARIES

                                SEGMENT REPORTING
                               2003, 2002 AND 2001

                                 (IN THOUSANDS)

The following table sets forth certain information with respect to our reportable segments, rig and well-servicing activity:

                                                                                         2001
                                                      ---------------------------------------------------------------------------
                                                           1Q              2Q              3Q             4Q           FULL YEAR
                                                      -----------     -----------     -----------     -----------     -----------
Operating revenues and Earnings from unconsolidated
  affiliates:
 Contract Drilling: (1)
      U.S. Lower 48 Land Drilling                     $   238,351     $   303,571     $   307,660     $   163,247     $ 1,012,829
      U.S. Land Well-servicing                             83,041          90,389          92,183          80,172         345,785
      U.S. Offshore                                        58,789          69,323          57,791          40,175         226,078
      Alaska                                               35,126          32,634          32,831          33,043         133,634
      Canada                                               30,250          15,845          17,518          22,697          86,310
      International                                        57,677          60,925          78,786          85,016         282,404
                                                      -----------     -----------     -----------     -----------     -----------
       Subtotal Contract Drilling (2)                     503,234         572,687         586,769         424,350       2,087,040

 Manufacturing, Logistics and Other (3) (4)                64,772          74,166          70,536          49,824         259,298
 Other (5)                                                (26,839)        (35,373)        (34,888)        (21,168)       (118,268)
                                                      -----------     -----------     -----------     -----------     -----------
   Total                                              $   541,167     $   611,480     $   622,417     $   453,006     $ 2,228,070
                                                      ===========     ===========     ===========     ===========     ===========

Adjusted cash flow derived from operating
  activities: (6)
 Contract Drilling: (1)
      U.S. Lower 48 Land Drilling                     $    77,318     $   114,770     $   128,794     $    43,974     $   364,856
      U.S. Land Well-servicing                             18,257          22,918          21,913          19,314          82,402
      U.S. Offshore                                        11,743          18,240          12,007          13,117          55,107
      Alaska                                               13,031          11,505          10,740           9,628          44,904
      Canada                                               13,453           5,981           7,675          10,355          37,464
      International                                        19,375          19,696          24,371          26,153          89,595
                                                      -----------     -----------     -----------     -----------     -----------
       Subtotal Contract Drilling                         153,177         193,110         205,500         122,541         674,328

 Manufacturing, Logistics and Other (3)                    27,127          32,249          29,773          16,621         105,770
 Other (7)                                                (12,545)        (13,727)        (15,375)        (12,844)        (54,491)
                                                      -----------     -----------     -----------     -----------     -----------
   Total                                                  167,759         211,632         219,898         126,318         725,607
Depreciation and amortization                             (43,730)        (50,746)        (54,413)        (41,007)       (189,896)
                                                      -----------     -----------     -----------     -----------     -----------

Adjusted income derived from operating
  activities (8)                                          124,029         160,886         165,485          85,311         535,711

Interest expense                                          (12,464)        (14,513)        (15,395)        (18,350)        (60,722)
Interest income                                            13,260          15,676          13,636          11,401          53,973
Other income (expense), net                                 9,268           3,056           5,400          10,926          28,650
                                                      -----------     -----------     -----------     -----------     -----------
Income before income taxes                            $   134,093     $   165,105     $   169,126     $    89,288     $   557,612
                                                      -----------     -----------     -----------     -----------     -----------

Income tax (benefit) expense:
  Current                                                  14,935          11,388          27,503          29,892          83,718
  Deferred                                                 36,020          49,702          33,382          (2,660)        116,444
                                                      -----------     -----------     -----------     -----------     -----------
    Total income tax (benefit) expense                     50,955          61,090          60,885          27,232         200,162
                                                      -----------     -----------     -----------     -----------     -----------

Net income                                            $    83,138     $   104,015     $   108,241     $    62,056     $   357,450
                                                      ===========     ===========     ===========     ===========     ===========

Earnings per share:
  Basic                                               $       .57     $       .71     $       .75     $       .44     $      2.48
  Diluted                                             $       .51     $       .63     $       .68     $       .41     $      2.24

Weighted average number of common shares
 outstanding:
  Basic                                                   146,696         146,539         143,610         140,874         144,430
  Diluted                                                 170,261         173,309         167,384         164,206         168,790

Net cash provided by operating activities from the
   consolidated statements of cash flows              $    61,954     $   179,003     $   268,254     $   185,874     $   695,085

Rig years:
      U.S. Lower 48 Land Drilling                           221.0           242.5           230.6           145.4           209.7
      U.S. Offshore                                          31.4            34.1            28.8            21.1            28.8
      Alaska                                                 10.7            10.5            11.0            11.2            10.9
      Canada                                                 29.1            14.9            17.9            19.7            20.4
      International                                          52.9            51.6            57.7            55.7            54.5
                                                      -----------     -----------     -----------     -----------     -----------
       Total rig years                                      345.1           353.6           346.0           253.1           324.3
                                                      ===========     ===========     ===========     ===========     ===========

Rig hours:
      U.S. Land Well-servicing                            303,415         307,689         296,673         262,327       1,170,104
      Canada Well-servicing                                    --              --              --              --              --
                                                      -----------     -----------     -----------     -----------     -----------
       Total rig hours                                    303,415         307,689         296,673         262,327       1,170,104
                                                      ===========     ===========     ===========     ===========     ===========




                                                                                        2002
                                                       ---------------------------------------------------------------------------
                                                            1Q               2Q             3Q              4Q          FULL YEAR
                                                       -----------     -----------     -----------     -----------     -----------
Operating revenues and Earnings from unconsolidated
  affiliates:
 Contract Drilling: (1)
      U.S. Lower 48 Land Drilling                      $   109,159     $    97,022     $    92,298     $    81,743     $   380,222
      U.S. Land Well-servicing                              73,703          76,250          74,168          70,307         294,428
      U.S. Offshore                                         27,472          23,958          24,446          29,841         105,717
      Alaska                                                39,994          30,947          26,359          20,899         118,199
      Canada                                                28,017          20,935          41,387          51,158         141,497
      International                                         80,088          77,062          77,430          85,580         320,160
                                                       -----------     -----------     -----------     -----------     -----------
       Subtotal Contract Drilling (2)                      358,433         326,174         336,088         339,528       1,360,223

 Manufacturing, Logistics and Other (3) (4)                 40,042          41,554          33,692          59,487         174,775
 Other (5)                                                 (11,638)        (11,210)        (14,702)        (16,230)        (53,780)
                                                       -----------     -----------     -----------     -----------     -----------
   Total                                               $   386,837     $   356,518     $   355,078     $   382,785     $ 1,481,218
                                                       ===========     ===========     ===========     ===========     ===========

Adjusted cash flow derived from operating
  activities: (6)
 Contract Drilling: (1)
      U.S. Lower 48 Land Drilling                      $    28,086     $    23,723     $    21,359     $    16,249     $    89,417
      U.S. Land Well-servicing                              14,539          16,187          14,320          13,185          58,231
      U.S. Offshore                                          1,961           1,150           3,891          12,092          19,094
      Alaska                                                13,606          10,255          11,371           8,157          43,389
      Canada                                                12,634           2,509           9,067          13,917          38,127
      International                                         29,902          27,690          27,206          28,843         113,641
                                                       -----------     -----------     -----------     -----------     -----------
       Subtotal Contract Drilling                          100,728          81,514          87,214          92,443         361,899

 Manufacturing, Logistics and Other (3)                     13,709          13,000           8,282           7,713          42,704
 Other (7)                                                  (9,699)         (9,010)        (11,276)         (9,205)        (39,190)
                                                       -----------     -----------     -----------     -----------     -----------
   Total                                                   104,738          85,504          84,220          90,951         365,413
Depreciation and amortization                              (43,681)        (47,984)        (52,084)        (51,616)       (195,365)
                                                       -----------     -----------     -----------     -----------     -----------

Adjusted income derived from operating
  activities (8)                                            61,057          37,520          32,136          39,335         170,048

Interest expense                                           (14,615)        (14,418)        (17,772)        (20,263)        (67,068)
Interest income                                              9,251           8,142           8,145           8,548          34,086
Other income (expense), net                                    497           2,649            (994)          1,556           3,708
                                                       -----------     -----------     -----------     -----------     -----------
Income before income taxes                             $    56,190     $    33,893     $    21,515     $    29,176     $   140,774
                                                       -----------     -----------     -----------     -----------     -----------

Income tax (benefit) expense:
  Current                                                    4,443           2,514           1,774           1,454          10,185
  Deferred                                                   9,805           5,959          (7,181)            517           9,100
                                                       -----------     -----------     -----------     -----------     -----------
    Total income tax (benefit) expense                      14,248           8,473          (5,407)          1,971          19,285
                                                       -----------     -----------     -----------     -----------     -----------
Net income                                             $    41,942     $    25,420     $    26,922     $    27,205     $   121,489
                                                       ===========     ===========     ===========     ===========     ===========

Earnings per share:
  Basic                                                $       .30     $       .18     $       .19     $       .19     $       .85
  Diluted                                              $       .28     $       .17     $       .18     $       .18     $       .81

Weighted average number of common shares
 outstanding:
  Basic                                                    140,970         143,188         145,078         145,385         143,655
  Diluted                                                  154,768         150,451         151,158         151,717         149,997

Net cash provided by operating activities from the
   consolidated statements of cash flows               $   103,363     $    91,322     $    91,004     $    86,756     $   372,445

Rig years:
      U.S. Lower 48 Land Drilling                            107.7           105.6           103.2            95.5           103.0
      U.S. Offshore                                           14.9            14.5            14.5            14.0            14.5
      Alaska                                                  11.3             9.6             8.8             7.7             9.3
      Canada                                                  27.0            11.4            23.4            29.6            22.9
      International                                           52.3            53.5            54.6            59.9            55.1
                                                       -----------     -----------     -----------     -----------     -----------
       Total rig years                                       213.2           194.6           204.5           206.7           204.8
                                                       ===========     ===========     ===========     ===========     ===========

Rig hours:
      U.S. Land Well-servicing                             242,279         262,326         259,688         250,364       1,014,657
      Canada Well-servicing                                     --          30,528          62,553          71,704         164,785
                                                       -----------     -----------     -----------     -----------     -----------
       Total rig hours                                     242,279         292,854         322,241         322,068       1,179,442
                                                       ===========     ===========     ===========     ===========     ===========




                                                                                        2003
                                                                       -------------------------------------
                                                                          1Q             2Q           3Q
                                                                       ---------     ---------     ---------
Operating revenues and Earnings from unconsolidated affiliates:
 Contract Drilling: (1)
      U.S. Lower 48 Land Drilling                                      $  91,688     $ 116,605     $ 135,409
      U.S. Land Well-servicing                                            76,660        81,504        78,773
      U.S. Offshore                                                       21,714        24,680        25,928
      Alaska                                                              35,968        30,446        20,187
      Canada                                                             100,788        49,836        71,489
      International                                                       87,191        96,599       106,228
                                                                       ---------     ---------     ---------
       Subtotal Contract Drilling (2)                                    414,009       399,670       438,014

 Manufacturing, Logistics and Other (3) (4)                               55,189        46,572        48,635
 Other (5)                                                               (13,458)      (12,331)      (10,670)
                                                                       ---------     ---------     ---------
   Total                                                               $ 455,740     $ 433,911     $ 475,979
                                                                       =========     =========     =========

Adjusted cash flow derived from operating activities: (6)
 Contract Drilling: (1)
      U.S. Lower 48 Land Drilling                                      $  14,051     $  23,445     $  28,867
      U.S. Land Well-servicing                                            15,145        18,811        18,644
      U.S. Offshore                                                        1,103         5,112         5,599
      Alaska                                                              18,162        13,414         8,659
      Canada                                                              33,253         5,453        18,054
      International                                                       28,142        33,350        36,046
                                                                       ---------     ---------     ---------
       Subtotal Contract Drilling                                        109,856        99,585       115,869

 Manufacturing, Logistics and Other (3)                                   10,867         4,883         4,624
 Other (7)                                                               (10,788)       (9,831)       (9,017)
                                                                       ---------     ---------     ---------
   Total                                                                 109,935        94,637       111,476
Depreciation and amortization                                            (53,926)      (56,652)      (58,530)
                                                                       ---------     ---------     ---------

Adjusted income derived from operating activities (8)                     56,009        37,985        52,946

Interest expense                                                         (20,070)      (18,644)      (15,991)
Interest income                                                            7,693         6,998         6,442
Other income (expense), net                                                   24            23         2,279
                                                                       ---------     ---------     ---------
Income before income taxes                                             $  43,656     $  26,362     $  45,676
                                                                       ---------     ---------     ---------

Income tax (benefit) expense:
  Current                                                                  4,060         3,226           644
  Deferred                                                                (8,461)       (5,883)       (5,249)
                                                                       ---------     ---------     ---------
    Total income tax (benefit) expense                                    (4,401)       (2,657)       (4,605)
                                                                       ---------     ---------     ---------

Net income                                                             $  48,057     $  29,019     $  50,281
                                                                       =========     =========     =========

Earnings per share:
  Basic                                                                $     .33     $     .20     $     .34
  Diluted                                                              $     .31     $     .19     $     .33

Weighted average number of common shares outstanding:
  Basic                                                                  145,708       146,382       146,905
  Diluted                                                                160,404       153,359       153,378

Net cash provided by operating activities from the
   consolidated statements of cash flows                               $  26,033     $  94,738     $ 112,063

Rig years:
      U.S. Lower 48 Land Drilling                                          108.9         136.8         157.4
      U.S. Offshore                                                         13.4          15.0          14.1
      Alaska                                                                 8.7           9.1           6.3
      Canada                                                                58.8          23.4          39.1
      International                                                         57.1          59.8          63.3
                                                                       ---------     ---------     ---------
       Total rig years                                                     246.9         244.1         280.2
                                                                       =========     =========     =========

Rig hours:
      U.S. Land Well-servicing                                           273,513       281,810       275,610
      Canada Well-servicing                                               92,702        46,458        90,233
                                                                       ---------     ---------     ---------
       Total rig hours                                                   366,215       328,268       365,843
                                                                       =========     =========     =========

(1) This segment includes our drilling, workover and well-servicing operations, on land and offshore.

(2) Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $.9 million, $1.0 million, and $1.0 million for the three months ended March 31, June 30 and September 30, 2003, respectively. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $1.1 million, $1.0 million, $.9 million and $.8 million for the three months ended March 31, June 30, September 30 and December 31, 2002, respectively, and $3.9 million for the twelve months ended December 31, 2002. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $2.1 million, $1.9 million, $2.3 million and $2.8 million for the three months ended March 31, June 30, September 30 and December 31, 2001, respectively, and $9.0 million for the twelve months ended December 31, 2001.

(3) Includes our marine transportation and supply services, top drive manufacturing, directional drilling, rig instrumentation and software, and construction and logistics operations.

(4) Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $5.0 million, $1.4 million and $1.5 million for the three months ended March 31, June 30 and September 30, 2003, respectively. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $4.5 million, $3.4 million, $1.0 million and $2.0 million for the three months ended March 31, June 30, September 30 and December 31, 2002, respectively, and $10.9 million for the twelve months ended December 31, 2002. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $5.9 million, $5.8 million, $3.8 million and $1.7 million for the three months ended March 31, June 30, September 30 and December 31, 2002, respectively, and $17.3 million for the twelve months ended December 31, 2001.

(5)      Represents the elimination of inter-segment transactions.

(6) Adjusted cash flow derived from operating activities is computed by subtracting direct costs and general and administrative expenses from Operating revenues and then adding Earnings from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under accounting principles generally accepted in the United States of America (GAAP). However, management evaluates the performance of our business units based on several criteria, including adjusted cash flows derived from operating activities, because it believes that this financial measure is an accurate reflection of the ongoing performance of our business units. The following is a reconciliation of net cash provided by operating activities from the consolidated statements of cash flows, which is a GAAP measure, to this non-GAAP measure:



                                                                                            2001
                                                                -------------------------------------------------------------
                                                                    1Q          2Q            3Q          4Q        FULL YEAR
                                                                ---------    ---------    ---------    ---------    ---------
(IN THOUSANDS)
Net cash provided by operating activities from the
   consolidated statements of cash flows                        $  61,954    $ 179,003    $ 268,254    $ 185,874    $ 695,085

Interest expense                                                   12,464       14,513       15,395       18,350       60,722
Interest income                                                   (13,260)     (15,676)     (13,636)     (11,401)     (53,973)
Other (income) expense, net                                        (9,268)      (3,056)      (5,400)     (10,926)     (28,650)
Current income tax expense                                         14,935       11,388       27,503       29,892       83,718
Deferred financing cost amortization                                 (179)        (251)      (1,180)      (4,729)      (6,339)
Discount amortization on long-term debt                            (6,343)      (8,444)      (8,496)      (8,549)     (31,832)
Amortization of loss on cash flow hedges                               --           --           --           --           --
Gains (losses) on long-term assets, net                             4,427          561        4,816          442       10,246
Gains (losses) on marketable securities, net                        3,862        3,353          904       (8,593)        (474)
(Losses) Gains on derivative instruments                               --           --           --           --           --
Sales of marketable securities, trading                                --           --           --           --           --
Foreign currency transaction gains (losses)                           482         (185)         350         (228)         419
Gains (losses) on early extinguishment of debt                         --           --           --       15,330       15,330
Equity in earnings (losses) of unconsolidated affiliates,
   net of dividends                                                 8,038        4,904         (136)       3,027       15,833
Decrease (increase), net of effects from acquisitions,
  from changes in balance sheet accounts                           90,647       25,522      (68,476)     (82,171)     (34,478)
                                                                ---------    ---------    ---------    ---------    ---------
Adjusted cash flow derived from operating activities            $ 167,759    $ 211,632    $ 219,898    $ 126,318    $ 725,607
                                                                =========    =========    =========    =========    =========




                                                                                            2002
                                                                -------------------------------------------------------------
                                                                    1Q          2Q           3Q           4Q        FULL YEAR
                                                                ---------    ---------    ---------    ---------    ---------
(IN THOUSANDS)
Net cash provided by operating activities from the
   consolidated statements of cash flows                        $ 103,363    $  91,322    $  91,004    $  86,756    $ 372,445

Interest expense                                                   14,615       14,418       17,772       20,263       67,068
Interest income                                                    (9,251)      (8,142)      (8,145)      (8,548)     (34,086)
Other (income) expense, net                                          (497)      (2,649)         994       (1,556)      (3,708)
Current income tax expense                                          4,443        2,514        1,774        1,454       10,185
Deferred financing cost amortization                               (1,098)      (1,098)      (1,598)      (1,328)      (5,122)
Discount amortization on long-term debt                            (7,597)      (7,673)      (7,661)      (7,859)     (30,790)
Amortization of loss on cash flow hedges                               --           --           --          (50)         (50)
Gains (losses) on long-term assets, net                              (106)        (722)        (298)       5,696        4,570
Gains (losses) on marketable securities, net                        2,474          476         (564)         491        2,877
(Losses) Gains on derivative instruments                               --           --           --       (1,983)      (1,983)
Sales of marketable securities, trading                                --           --           --           --           --
Foreign currency transaction gains (losses)                          (217)       2,524         (368)      (1,453)         486
Gains (losses) on early extinguishment of debt                       (202)          --           --           --         (202)
Equity in earnings (losses) of unconsolidated affiliates,
   net of dividends                                                 3,439       (1,315)         (58)       2,834        4,900
Decrease (increase), net of effects from acquisitions,
  from changes in balance sheet accounts                           (4,628)      (4,151)      (8,632)      (3,766)     (21,177)
                                                                ---------    ---------    ---------    ---------    ---------
Adjusted cash flow derived from operating activities            $ 104,738    $  85,504    $  84,220    $  90,951    $ 365,413
                                                                =========    =========    =========    =========    =========




                                                                               2003
                                                                -----------------------------------
                                                                   1Q           2Q           3Q
                                                                ---------    ---------    ---------
(IN THOUSANDS)
Net cash provided by operating activities from the
   consolidated statements of cash flows                        $  26,033    $  94,738    $ 112,063

Interest expense                                                   20,070       18,644       15,991
Interest income                                                    (7,693)      (6,998)      (6,442)
Other (income) expense, net                                           (24)         (23)      (2,279)
Current income tax expense                                          4,060        3,226          644
Deferred financing cost amortization                               (1,397)      (1,323)      (1,378)
Discount amortization on long-term debt                            (7,908)      (7,661)      (4,961)
Amortization of loss on cash flow hedges                              (37)         (38)         (42)
Gains (losses) on long-term assets, net                             2,440          837          (95)
Gains (losses) on marketable securities, net                         (469)       3,096           65
(Losses) Gains on derivative instruments                           (1,084)      (2,617)       2,042
Sales of marketable securities, trading                                --       (4,484)          --
Foreign currency transaction gains (losses)                          (181)         532           36
Gains (losses) on early extinguishment of debt                         --         (908)          --
Equity in earnings (losses) of unconsolidated affiliates,
   net of dividends                                                 5,903       (4,141)      (1,015)
Decrease (increase), net of effects from acquisitions,
  from changes in balance sheet accounts                           70,222        1,757       (3,153)
                                                                ---------    ---------    ---------
Adjusted cash flow derived from operating activities            $ 109,935    $  94,637    $ 111,476
                                                                =========    =========    =========


(7) Represents the elimination of inter-segment transactions and unallocated corporate expenses.

(8) Adjusted income derived from operating activities is computed by subtracting direct costs, general and administrative expenses, and depreciation and amortization expense from Operating revenues and then adding Earnings from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under GAAP. However, management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income derived from operating activities, because it believes that this financial measure is an accurate reflection of the ongoing profitability of our company. A reconciliation of this non-GAAP measure to income before income taxes, which is a GAAP measure, is provided in the table above.